Exhibit 10.(tt)

AGREEMENT TO RESOLVE OUTSTANDING FRANCHISE ISSUES

This Agreement To Resolve Outstanding Franchise Issues (“Agreement”) is made and entered into between TXU Electric Delivery Company (“Electric Delivery”) and the Steering Committee of Cities Served by TXU Electric Delivery Company on behalf of all cities listed on Exhibit A to this Agreement (“Cities”), hereinafter referred to jointly herein as “Signatories.” The cities listed on Exhibit A to this Agreement are hereinafter referred to as “Member Cities.”

WHEREAS, several Member Cities have expressed concern about the increasing cost and complexity of managing utilities in public rights-of-way and the desire to receive increased compensation from utilities for their use of such rights-of-way;

WHEREAS, several Member Cities who receive their franchise fee payments from Electric Delivery on a prospective yearly basis have expressed interest in transitioning to prospective quarterly payments;

WHEREAS, the Signatories desire to resolve outstanding issues related to franchises; and

WHEREAS, after extensive negotiations, the Signatories have reached a resolution of those issues.

NOW, THEREFORE, the Signatories, through their undersigned representatives, hereby agree to the following:

1. The Signatories agree that this Agreement shall become effective only upon the execution of this Agreement and of the Extension and Modification of Settlement Agreement between the Signatories dated January 27, 2006. The effectiveness of this Agreement shall be accomplished pursuant to the terms of paragraphs 4 and 19 of the Extension and Modification Settlement Agreement.

2. To recognize the increasing cost and complexity of managing utilities in public rights-of-way, Electric Delivery agrees to increase the franchise fee factor for each Member City on January 1, 2006, by 2%. The franchise fee factor is the amount per kilowatt hour which is multiplied times the number of kilowatt hours of electricity delivered by Electric Delivery to each retail customer whose consuming facility’s point of delivery is located within the Member City’s municipal boundaries. Electric Delivery will also increase the franchise fee factor to be paid in the Member Cities an additional 1% on January 1, 2007, on January 1, 2008, and on January 1, 2009, for a total potential increase of 5% above the franchise fee factor in effect on December 31, 2005. Exhibit B to this Agreement reflects the franchise fee factors in effect for all Member Cities in 2005, and the increased franchise fee factors for Member Cities provided by this paragraph for 2006, 2007, 2008, and 2009.

3. Electric Delivery’s obligation to increase its franchise fee payments to reflect the increased franchise fee factors described in paragraph 2 ceases on the date upon which: (1) Electric Delivery is called in for a rate case by any municipality; (2) a proceeding concerning Electric Delivery’s rates is initiated under Subchapters C or D of the Public Utility Regulatory

Act, Tex. Util. Code Title 2 (“PURA”) Chapter 36; (3) a proceeding affecting Electric Delivery’s rates is initiated as a result of a settlement; or (4) legislation becomes effective that modifies the franchise fee authorized by the PURA.

4. The Signatories agree that if the Public Utility Commission of Texas denies recovery in Electric Delivery’s rates of the fees associated with the increased franchise fee factors described in paragraph 2, then the franchise fee factors immediately revert to the franchise fee factors in effect on December 31, 2005. Electric Delivery will not seek to impose a refund or credit obligation on Member Cities for franchise fees already paid under the increased franchise fee factors.

5. Electric Delivery agrees to amend its existing franchise agreements with those Member Cities who receive their annual franchise fee payments from Electric Delivery on a prospective basis, and who wish to receive franchise fee payments on a quarterly basis, to reflect the following points. Implementation of this amendment will be at each eligible Member City’s option. Exhibit C is a list of Member Cities who are eligible to take advantage of this provision. For the purposes of this Agreement, “privilege period” is the period during which Electric Delivery will have the right to use the public rights-of-way to deliver electricity to a retail customer. “Basis period” is the period during which kWh delivered to each retail customer whose consuming facility’s point of delivery is located within the Member City’s municipal boundaries is used for the payment calculation.

(a.)	In calendar year 2006, the annual payment to be made by Electric Delivery to the eligible Member Cities will be paid in full on the date required by the applicable franchise agreement.

(b.)	Electric Delivery agrees to amend the franchise of eligible Member Cities to make quarterly payments on a prospective basis in lieu of the annual prospective payments as follows:

(i.)	A quarterly payment schedule will be established with the first quarterly payment due three months after the 2006 annual payment date in the existing franchise.

(ii.)	If the franchise amendment reflecting this Agreement is not effective prior to the first quarterly payment date, Electric Delivery will pay any quarterly payments due within 30 days of the effective date of the amendment. Subsequent payments will be made in accordance with the schedule established in the franchise amendment.

(iii.)	The basis period used in determining the first quarterly payment will be the three-month period immediately following the end of the basis period designated in the existing franchise agreement that corresponds to the last annual payment made in 2006. The basis period used in determining each subsequent quarterly payment will be the subsequent three-month period.

(iv.)	The privilege period covered by the first quarterly payment will be the three-month period immediately following the end of the privilege period designated in the existing franchise agreement that corresponds to the last annual payment made in 2006. The privilege period for each subsequent quarterly payment will be the subsequent three-month period.

(c.)	For an eligible Member City that chooses to amend its franchise agreement with Electric Delivery in this manner, Electric Delivery will cease to make annual franchise fee payments after December 31, 2006.

(d.)	In no instance will Electric Delivery agree to payment provisions that would require payment for the same privilege period twice.

(e.)	The franchise amendment must extend the term of the amended franchise agreement for at least five years beyond its current expiration date.

(f.)	Since the quarterly franchise payments will correspond to a privilege period that is more than 12 months beyond the date of the payment, no franchise payments will be made during the final year of the franchise term unless the franchise is extended as set out herein. The amended franchise agreement will include a provision allowing Electric Delivery to elect to make one or more quarterly payments during the final year of the franchise term that will prepay in full the corresponding number of quarterly franchise periods that extend beyond what would otherwise be the term of the franchise agreement. The amended franchise agreement will include a provision requiring that any subsequent franchise agreement must recognize that any quarterly payments made during the final year of the amended franchise agreement term constitute full payment for the relevant quarterly franchise periods.

(g.)	Unless the existing franchise agreement is due to expire within 12 months of the date this Agreement is ratified, no other changes to the franchise will be included as part of this franchise amendment. If the existing franchise agreement is due to expire within 12 months of the date this Agreement is ratified, the parties’ ability to negotiate other provisions of the franchise at the time the franchise is amended to accommodate this Agreement is not so limited.

6. Each person executing this Agreement represents that he or she is authorized to sign this Agreement on behalf of the party represented.

7. The Signatories expressly acknowledge and agree that oral and written statements made by any party or its representative during the course of the negotiations that led to this Agreement cannot be used or portrayed as an admission or concession of any sort and shall not be admissible as evidence in any proceeding in any forum.

Executed on this the 27th day of January, 2006, by the Signatories hereto, by and through their undersigned duly authorized representatives.

TXU Electric Delivery Company		Steering Committee of Cities Served by TXU Electric Delivery Company on behalf of all cities listed on Exhibit A to this Agreement

By:	/s/ David T. Gill	By:	/s/ Jay Doegey
Its:	Vice President	Its:	Chair

Exhibit A

City of Addison

City of Allen

City of Alvarado

City of Andrews

City of Archer City

City of Arlington

City of Belton

City of Benbrook

City of Big Spring

City of Breckenridge

City of Bridgeport

City of Brownwood

City of Buffalo

City of Burkburnett

City of Burleson

City of Caddo Mills

City of Cameron

City of Canton

City of Carrollton

City of Celina

City of Centerville

City of Cleburne

City of Colleyville

City of Collinsville

City of Comanche

City of Corinth

City of Crowley

City of Dallas

City of Dalworthington Gardens

City of DeLeon

City of Denison

City of Early

City of Eastland

City of Edgecliff Village

City of Euless

City of Farmers Branch

City of Flower Mound

City of Forest Hill

City of Fort Worth

City of Frisco

City of Frost

City of Glenn Heights

City of Grand Prairie

City of Granger

City of Grapevine

City of Gunter

City of Harker Heights

City of Heath

City of Henrietta

City of Hewitt

City of Highland Park

City of Honey Grove

City of Howe

City of Hurst

City of Hutto

City of Irving

City of Jolly

City of Josephine

City of Justin

City of Kaufman

City of Keller

City of Kerens

City of Lakeside

City of Lamesa

City of Lindale

City of Little River Academy

City of Malakoff

City of Mansfield

City of McKinney

City of Midland

City of Murphy

City of Murchison

City of New Chapel Hill

City of North Richland Hills

City of O’Donnell

City of Oak Leaf

City of Oak Point

City of Odessa

City of Ovilla

City of Palestine

City of Pantego

City of Paris

City of Plano

City of Ranger

City of Rhome

City of Richardson

City of Richland Hills

City of Roanoke

City of Robinson

City of Rockwall

City of Rosser

City of Rowlett

City of Sherman

City of Snyder

City of Southlake

City of Sulphur Springs

City of Sunnyvale

City of Sweetwater

City of Temple

City of The Colony

City of Tyler

City of University Park

City of Venus

City of Waco

City of Watauga

City of White Settlement

City of Wichita Falls

City of Woodway

Exhibit B

Steering Committee Cities
Franchise Factor Increases
#	City Name	Factor	2006 Factor + 2%	2007 Factor + 3%	2008 Factor + 4%	2009 Factor + 5%
1	Addison	0.002544	0.002595	0.002620	0.002646	0.002671
2	Allen	0.002794	0.002850	0.002878	0.002906	0.002934
3	Alvarado	0.003096	0.003158	0.003189	0.003220	0.003251
4	Andrews	0.003145	0.003208	0.003239	0.003271	0.003302
5	Archer City	0.003274	0.003339	0.003372	0.003405	0.003438
6	Arlington	0.002766	0.002821	0.002849	0.002877	0.002904
7	Belton	0.003115	0.003177	0.003208	0.003240	0.003271
8	Benbrook	0.003002	0.003062	0.003092	0.003122	0.003152
9	Big Spring	0.002670	0.002723	0.002750	0.002777	0.002804
10	Breckenridge	0.002251	0.002296	0.002319	0.002341	0.002364
11	Bridgeport	0.002547	0.002598	0.002623	0.002649	0.002674
12	Brownwood	0.003069	0.003130	0.003161	0.003192	0.003222
13	Buffalo	0.003133	0.003196	0.003227	0.003258	0.003290
14	Burkburnett	0.003003	0.003063	0.003093	0.003123	0.003153
15	Burleson	0.002976	0.003036	0.003065	0.003095	0.003125
16	Caddo Mills	0.003418	0.003486	0.003521	0.003555	0.003589
17	Cameron	0.002873	0.002930	0.002959	0.002988	0.003017
18	Canton	0.003216	0.003280	0.003312	0.003345	0.003377
19	Carrollton	0.002695	0.002749	0.002776	0.002803	0.002830
20	Celina	0.003200	0.003264	0.003296	0.003328	0.003360
21	Centerville	0.003150	0.003213	0.003245	0.003276	0.003308
22	Cleburne	0.002354	0.002401	0.002425	0.002448	0.002472
23	Colleyville	0.002984	0.003044	0.003074	0.003103	0.003133
24	Collinsville	0.003212	0.003276	0.003308	0.003340	0.003373
25	Comanche	0.003203	0.003267	0.003299	0.003331	0.003363
26	Corinth	0.002901	0.002959	0.002988	0.003017	0.003046
27	Crowley	0.003095	0.003157	0.003188	0.003219	0.003250
28	Dallas	0.002622	0.002674	0.002701	0.002727	0.002753
29	Dalworthington Gardens	0.003023	0.003083	0.003114	0.003144	0.003174
30	De Leon	0.003280	0.003346	0.003378	0.003411	0.003444
31	Denison	0.002766	0.002821	0.002849	0.002877	0.002904
32	Early	0.003221	0.003285	0.003318	0.003350	0.003382
33	Eastland	0.003148	0.003211	0.003242	0.003274	0.003305
34	Edgecliff Village	0.002796	0.002852	0.002880	0.002908	0.002936
35	Euless	0.002971	0.003030	0.003060	0.003090	0.003120
36	Farmers Branch	0.002452	0.002501	0.002526	0.002550	0.002575
37	Flower Mound	0.003031	0.003092	0.003122	0.003152	0.003183
38	Forest Hill	0.002915	0.002973	0.003002	0.003032	0.003061
39	Fort Worth	0.002651	0.002704	0.002731	0.002757	0.002784
40	Frisco	0.002964	0.003023	0.003053	0.003083	0.003112
41	Frost	0.003336	0.003403	0.003436	0.003469	0.003503
42	Glenn Heights	0.003110	0.003172	0.003203	0.003234	0.003266
43	Grand Prairie	0.002651	0.002704	0.002731	0.002757	0.002784
44	Granger	0.003392	0.003460	0.003494	0.003528	0.003562
45	Grapevine	0.002545	0.002596	0.002621	0.002647	0.002672
46	Gunter	0.003103	0.003165	0.003196	0.003227	0.003258
47	Harker Heights	0.003099	0.003161	0.003192	0.003223	0.003254
48	Heath	0.003072	0.003133	0.003164	0.003195	0.003226
49	Henrietta	0.003226	0.003291	0.003323	0.003355	0.003387
50	Hewitt	0.003060	0.003121	0.003152	0.003182	0.003213
51	Highland Park	0.002885	0.002943	0.002972	0.003000	0.003029
52	Honey Grove	0.003388	0.003456	0.003490	0.003524	0.003557
53	Howe	0.003245	0.003310	0.003342	0.003375	0.003407
54	Hurst	0.002979	0.003039	0.003068	0.003098	0.003128

Exhibit B

#	City Name	Factor	2006 Factor + 2%	2007 Factor + 3%	2008 Factor + 4%	2009 Factor + 5%
55	Hutto	0.003395	0.003463	0.003497	0.003531	0.003565
56	Irving	0.002650	0.002703	0.002730	0.002756	0.002783
57	Jolly	0.002967	0.003026	0.003056	0.003086	0.003115
58	Josephine	0.003221	0.003285	0.003318	0.003350	0.003382
59	Justin	0.003243	0.003308	0.003340	0.003373	0.003405
60	Kaufman	0.003029	0.003090	0.003120	0.003150	0.003180
61	Keller	0.003061	0.003122	0.003153	0.003183	0.003214
62	Kerens	0.003312	0.003378	0.003411	0.003444	0.003478
63	Lakeside	0.003168	0.003231	0.003263	0.003295	0.003326
64	Lamesa	0.003045	0.003106	0.003136	0.003167	0.003197
65	Lindale	0.002999	0.003059	0.003089	0.003119	0.003149
66	Little River-Academy	0.003156	0.003219	0.003251	0.003282	0.003314
67	Malakoff	0.002847	0.002904	0.002932	0.002961	0.002989
68	Mansfield	0.002834	0.002891	0.002919	0.002947	0.002976
69	Mckinney	0.002728	0.002783	0.002810	0.002837	0.002864
70	Midland	0.002944	0.003003	0.003032	0.003062	0.003091
71	Milford	0.003383	0.003451	0.003484	0.003518	0.003552
72	Murchison	0.003351	0.003418	0.003452	0.003485	0.003519
73	Murphy	0.003078	0.003140	0.003170	0.003201	0.003232
74	New Chapel Hill	0.003156	0.003219	0.003251	0.003282	0.003314
75	North Richland Hills	0.002837	0.002894	0.002922	0.002950	0.002979
76	O Donnell	0.003332	0.003399	0.003432	0.003465	0.003499
77	Oak Leaf	0.002965	0.003024	0.003054	0.003084	0.003113
78	Oak Point	0.003078	0.003140	0.003170	0.003201	0.003232
79	Odessa	0.003046	0.003107	0.003137	0.003168	0.003198
80	Ovilla	0.003038	0.003099	0.003129	0.003160	0.003190
81	Palestine	0.003017	0.003077	0.003108	0.003138	0.003168
82	Pantego	0.003210	0.003274	0.003306	0.003338	0.003371
83	Paris	0.002407	0.002455	0.002479	0.002503	0.002527
84	Plano	0.002730	0.002785	0.002812	0.002839	0.002867
85	Ranger	0.003232	0.003297	0.003329	0.003361	0.003394
86	Rhome	0.003180	0.003244	0.003275	0.003307	0.003339
87	Richardson	0.002608	0.002660	0.002686	0.002712	0.002738
88	Richland Hills	0.003094	0.003156	0.003187	0.003218	0.003249
89	Roanoke	0.003167	0.003230	0.003262	0.003294	0.003325
90	Robinson	0.003119	0.003181	0.003213	0.003244	0.003275
91	Rockwall	0.002813	0.002869	0.002897	0.002926	0.002954
92	Rosser	0.003258	0.003323	0.003356	0.003388	0.003421
93	Rowlett	0.003068	0.003129	0.003160	0.003191	0.003221
94	Sherman	0.002281	0.002327	0.002349	0.002372	0.002395
95	Snyder	0.003173	0.003236	0.003268	0.003300	0.003332
96	Southlake	0.003031	0.003092	0.003122	0.003152	0.003183
97	Sulphur Springs	0.002767	0.002822	0.002850	0.002878	0.002905
98	Sunnyvale	0.002433	0.002482	0.002506	0.002530	0.002555
99	Sweetwater	0.003100	0.003162	0.003193	0.003224	0.003255
100	Temple	0.002526	0.002577	0.002602	0.002627	0.002652
101	The Colony	0.002978	0.003038	0.003067	0.003097	0.003127
102	Tyler	0.002648	0.002701	0.002727	0.002754	0.002780
103	University Park	0.002792	0.002848	0.002876	0.002904	0.002932
104	Venus	0.003313	0.003379	0.003412	0.003446	0.003479
105	Waco	0.002630	0.002683	0.002709	0.002735	0.002762
106	Watauga	0.002968	0.003027	0.003057	0.003087	0.003116
107	White Settlement	0.002952	0.003011	0.003041	0.003070	0.003100
108	Wichita Falls	0.002841	0.002898	0.002926	0.002955	0.002983
109	Woodway	0.002692	0.002746	0.002773	0.002800	0.002827

Exhibit C

City of Addison

City of Allen

City of Alvarado

City of Andrews

City of Archer City

City of Belton

City of Benbrook

City of Big Spring

City of Breckenridge

City of Bridgeport

City of Brownwood

City of Burkburnett

City of Colleyville

City of Corinth

City of Crowley

City of Dalworthington Gardens

City of DeLeon

City of Denison

City of Early

City of Eastland

City of Edgecliff Village

City of Euless

City of Farmers Branch

City of Flower Mound

City of Forest Hill

City of Glenn Heights

City of Grand Prairie

City of Granger

City of Grapevine

City of Heath

City of Henrietta

City of Hewitt

City of Honey Grove

City of Irving

City of Jolly

City of Josephine

City of Justin

City of Lakeside

City of Lamesa

City of Little River Academy

City of Malakoff

City of Mansfield

City of McKinney

City of Midland

City of Murchison

City of Murphy

City of New Chapel Hill

City of North Richland Hills

City of O’Donnell

City of Oak Leaf

City of Oak Point

City of Odessa

City of Ovilla

City of Pantego

City of Paris

City of Plano

City of Rhome

City of Richland Hills

City of Roanoke

City of Robinson

City of Rosser

City of Rowlett

City of Snyder

City of Southlake

City of Sunnyvale

City of Sweetwater

City of Temple

City of The Colony

City of Watauga

City of White Settlement

City of Wichita Falls

City of Woodway